Exhibit 99.4

Date:  January 28, 2014
To:  All TXI Employees
From:  Mel Brekhus
Subject: Announcement of Merger Agreement with Martin Marietta Materials

I am pleased to share with you an exciting message that holds great opportunity for our company.  Today, TXI announced that we are entering into a merger agreement with Martin Marietta Materials.  Both companies will be joining to create a leading building materials supplier that covers a wide geography across the United States with strong positions in cement, aggregates and ready mixed concrete.

With this greater geographic and product diversity and a leading distribution network, the combined company will have uniquely positioned assets across some of the nation’s largest and fastest growing geographies, including Texas and California.  And, as market conditions improve, it will be well-positioned for long-term growth, with a network in excess of 400 quarries, mines, distribution yards and plants spanning 36 states, Canada, the Bahamas and the Caribbean Islands.  With a significant increase in scale and the potential to achieve substantial synergies, the combined company will seek to grow faster and more efficiently than either Martin Marietta or Texas Industries could on a stand-alone basis.

Combining with Martin Marietta represents a unique opportunity to create a more competitive company with a solid, diversified portfolio of assets, enhanced credit profile and a strong balance sheet.  We are confident that we have found the right partner.  This combination will advance our growth objectives, deliver significant value to all of our stakeholders, and allow shareholders to participate in the combined company’s potential growth and value creation.

This transaction will create a larger, stronger entity with enhanced career and professional development opportunities for employees.  I look forward to working closely with the management teams from both companies to complete the transaction quickly and to ensure a smooth transition

Under the terms of the agreement, TXI shareholders will receive 0.7 shares of Martin Marietta stock in a tax-free, stock-for-stock transaction.  As with all agreements of this nature, it will be subject to approval from shareholders of both companies, as well as regulatory approvals and legal and administrative considerations.  As we work toward completing this transaction quickly and smoothly, it will be several months before it is completed.  While we expect that it will be completed sometime in the second quarter of calendar year 2014, it is possible that it could extend beyond that time.

I want to be certain that as we move through this process, we will continue to conduct our businesses as we have in the past.  Employing this same focus and dedication that has helped us to be successful will ensure that our customers and other stakeholders will continue to receive the exceptional building materials, service and solutions that have helped them choose to do business with us.

It is likely that this announcement will lead to increased interest in TXI, and it is important we speak with one voice. If you receive an inquiry from the media or members of the investment community, please direct the call to David Perkins or Les Vines.  As we work to complete this transaction, we will keep you updated on our progress.  Additionally, if you have any questions, please do not hesitate to reach out to your manager.

Thank you for the efforts you have made, your commitment to implementing our strategy and focusing on Transforming TXI Together.  I believe this is a tremendous opportunity, and our company is in the position we are because of your hard work over the past several years. I look forward to our continued success.

Cautionary Statements Regarding Forward-Looking Statements
Certain statements in this communication regarding the proposed acquisition of TXI by Martin Marietta, the expected timetable for completing the transaction, benefits and synergies of the transaction, future opportunities for the combined company and products and any other statements regarding Martin Marietta’s  and TXI’s future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements are often, but not always, made through the use of words or phrases such as “may”, “believe,” “anticipate,” “could”, “should,” “intend,” “plan,” “will,” “expect(s),” “estimate(s),” “project(s),” “forecast(s)”, “positioned,” “strategy,” “outlook” and similar expressions. All such forward-looking statements involve estimates and assumptions that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from the results expressed in the statements. Among the key factors that could cause actual results to differ materially from those projected in the forward-looking statements are the following: the parties’ ability to consummate the transaction; the conditions to the completion of the transaction, including the receipt of approval of both Martin Marietta’s shareholders and TXI’s stockholders; the regulatory approvals required for the transaction not being obtained on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing, completion and accounting and tax treatments of the transaction; the possibility that the parties may be unable to achieve expected synergies and operating efficiencies in connection with the transaction within the expected time-frames or at all and to successfully integrate TXI’s operations into those of Martin Marietta; the integration of TXI’s operations into those of Martin Marietta  being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the transaction; the retention of certain key employees of TXI being difficult; Martin Marietta’s and TXI’s ability to adapt its services to changes in technology or the marketplace; Martin Marietta’s and TXI’s ability to maintain and grow its relationship with its customers; levels of construction spending in the markets; a decline in defense spending and the commercial component of the nonresidential construction market and the subsequent impact on construction activity; a slowdown in residential construction recovery; unfavorable weather conditions; a widespread decline in aggregates pricing; changes in the cost of raw materials, fuel and energy and the availability and cost of construction equipment in the United States; the timing and amount of federal, state and local transportation and infrastructure funding; the ability of states and/or other entities to finance approved projects either with tax revenues or alternative financing structures; and changes to and the impact of the laws, rules and regulations (including environmental laws, rules and regulations) that regulate Martin Marietta’s and TXI’s operations. Additional information concerning these and other factors can be found in Martin Marietta’s and TXI’s filings with the Securities and Exchange Commission, including Martin Marietta’s and TXI’s most recent Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.  Martin Marietta  and TXI assume no obligation to update or revise publicly the information in this communication, whether as a result of new information, future events or otherwise, except as otherwise required by law.  Readers are cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof.

Additional Information and Where to Find It
In connection with the proposed transaction between Martin Marietta and TXI, Martin Marietta and TXI intend to file relevant materials with the Securities and Exchange Commission, including a Martin Marietta registration statement on Form S-4 that will include a joint proxy statement of Martin Marietta and TXI that also constitutes a prospectus of Martin Marietta.  INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARTIN MARIETTA, TXI AND THE PROPOSED TRANSACTION.  The joint proxy statement/prospectus and other documents relating to the proposed transaction (when they are available) can be obtained free of charge from the SEC’s website at www.sec.gov.  These documents (when they are available) can also be obtained free of charge from Martin Marietta upon written request to the Corporate Secretary at Martin Marietta Materials, Inc., 2710 Wycliff Road, Raleigh, NC 27607, telephone number (919) 783-4540 or from Martin Marietta’s website,  http://ir.martinmarietta.com or from TXI upon written request to TXI at Investor Relations, Texas Industries, Inc., 1503 LBJ Freeway, Suite 400, Dallas, Texas 75234, telephone number (972) 647-6700 or from TXI’s website, http://investorrelations.txi.com.

Participants in Solicitation
This communication is not a solicitation of a proxy from any investor or securityholder.  However, Martin Marietta, TXI and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction under the rules of the SEC.  Information regarding Martin Marietta’s directors and executive officers may be found in its Annual Report for the year ended December 31, 2012 on Form 10-K filed with the SEC on February 2, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on April 16, 2013.  Information regarding TXI’s directors and executive officers may be found in its Annual Report for the year ended May 31, 2013 on Form 10-K filed with the SEC on July 22, 2013 and the definitive proxy statement relating to its 2013 Annual Meeting of Shareholders filed with the SEC on August 23, 2013.  These documents can be obtained free of charge from the sources indicated above.  Additional information regarding the interests of these participants will also be included in the joint proxy statement/prospectus when it becomes available.

Non-Solicitation
This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.